                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report, dated July 14, 1998, on the financial statements of Primo Electric Company included in this Form 8-K, into Integrated Electrical Services, Inc.'s previously filed Registration Statements on Form S-8 (File Nos. 333-67113, 333-45447 and 333-45449).


                                        HERTZBACH & COMPANY, P.A.

Owings Mills, Maryland
January 29, 1999